Exhibit 99.1
HAIGHTS CROSS COMMUNICATIONS
PRESS RELEASE

Investor Contact:
Mark Kurtz
(914) 289-9480
mkurtz@haightscross.com

Editorial Contact
Michael Stugrin
(562) 498-6353	FOR IMMEDIATE RELEASE
mstugrin@earthlink.net
HAIGHTS CROSS COMMUNICATIONS ANNOUNCES
MCALILEY RESIGNATION
White Plains, NY, October 22, 2008 — Haights Cross Communications, Inc. announced today that Kevin McAliley has resigned as President and Chief Executive Officer of Triumph Learning.
Paul Crecca, Haights Cross President and Chief Executive Officer, said: “It is with disappointment that I announce that Kevin McAliley has resigned his position as CEO of Triumph Learning. I would like to thank Kevin for his outstanding service to Triumph Learning and wish him well in the future. With his many talents, I am sure he will be highly successful in his next endeavor.”
McAliley became President and CEO of Triumph Learning in October 2001. Under his leadership, Triumph has grown dramatically to become a leading supplemental educational publishing company.
McAliley said: “I thank Haights Cross for the wonderful opportunity that I have had to build Triumph Learning. I have enjoyed the past eight years enormously. Most important was the chance to work with colleagues whom I believe are among the most talented in the industry. It has been a pleasure and honor to co-create Triumph with them and with the team at Haights Cross. Triumph Learning has enormous strengths as the market leader in standards-based instruction.”
About Haights Cross Communications:
Founded in 1997 and based in White Plains, NY, Haights Cross Communications is a premier educational and library publisher dedicated to creating the finest books, audio products, software and online services, serving the following markets: K-12 supplemental education, public and school libraries, and consumers. Haights Cross companies include: Triumph Learning (New York, NY), Buckle Down Publishing and Options Publishing (Iowa City, IA), and Recorded Books (Prince Frederick, MD). For more information, visit www.haightscross.com.
Safe Harbor Statement:
This press release may contain forward-looking statements which you can identify by terms such as “subject to”, “might”, and similar expressions intended to identify forward-looking statements. Forward-looking statements include statements regarding the Haights Cross’ plans, objectives, expectations and intentions. These statements reflect our current views with respect to future events and are based on assumptions and subject to known and unknown risks and uncertainties. These risks and uncertainties may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. Factors that may cause our actual results to differ materially from our forward-looking statements include, among others, changes in external market factors, factors including the risk that weaknesses in the United States economy will result in the curtailment, delay or reduction in federal, state and local government funding available to schools and libraries for the purchase of our products, changes in our business or growth strategy, or an inability to execute our strategy due to changes in our industry or the economy generally, the emergence of new or growing competitors and various other competitive factors, the diversion of management’s attention and risk of loss of affected employees and/or customers resulting from the prior announcement and implementation of our sales process (now suspended); and other factors identified by us in documents filed by us with the Securities and Exchange Commission including those set forth in our Form 10-K for the year ended December 31, 2007, under the caption “Risk Factors”. These uncertainties and other factors may cause our actual outcome of the transactions discussed in this release to be materially different from those expressed or implied by our forward-looking statements. In light of these uncertainties, there can be no assurance that the events and circumstances described in forward-looking statements contained in this press release will in fact occur. You should read this press release completely and with the understanding that our actual results may be materially different from what we expect. We will not update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements.